Long-Term Debt and Line of Credit - Schedule of Debt (Details) - USD ($) $ in Thousands	Nov. 25, 2017	Aug. 26, 2017
Debt Disclosure [Abstract]
Debt, gross	$ 200,000	$ 200,000
Less: deferred financing fees	7,588	7,910
Total debt	192,412	192,090
Less: current maturities, net of deferred financing fees of $1.3 million at November 25, 2017 and August 26, 2017, respectively	711	234
Deferred financing fees, current	1,300	1,800
Long-term debt, net of deferred financing fees	$ 191,701	$ 191,856